MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                   For the February 20, 1996 Distribution Date

            For the period beginning on January 1, 1996 and ending on
                       January 31, 1996 (the "Due Period")

            ---------------------------------------------------------


     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is February 16, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to January 1, 1996
               was ............................................       .91589367
                                                                 --------------

          (b)  The Pool Factor with respect to January 31, 1996
               was ............................................       .87881529
                                                                 --------------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               January 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $34,073,992.31
                                                                 --------------

          (b)  The Seller Certificate Principal Balance as of
               January 1, 1995 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $ 4,155,160.77
                                                                 --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is .......................            2.75%
                                                                 --------------

          (b)  The Three Month Delinquency Ratio is............            3.24%
                                                                 --------------

          (c)  The Gross Loss Ratio is.........................           14.26%
                                                                 --------------

          (d)  The Three Month Gross Loss Ratio is.............           15.16%
                                                                 --------------

          (e)  The percentage of eligible claims on the ALPI
               policy not paid in a timely manner is(*)........           17.31%
                                                                 --------------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is..............           10.00%
                                                                 --------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $64,985.50 of claims which are currently in dispute. Such disputed claims represent 8.5% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the Servicer
               on the related Distribution Date is ............  $   114,793.85
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of prior Due Periods
               is..............................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid or payable
               to the Servicer in respect of such Due Period
               [a+b] is .......................................  $   114,793.85
                                                                 --------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on the
               related Distribution Date is ...................  $      -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior Due
               Periods is .....................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in respect
               of such Due Period [a+b] is ....................  $      -0-
                                                                 --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on the
               related Distribution Date is ...................  $    37,109.74
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior Due
               Periods is .....................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in respect
               of such Due Period [a+b] is ....................  $    37,109.74
                                                                 --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

                (i) The Insurance Reserve Amount as of the
                    first day of the Due Period ...............  $ 1,963,505.69
                                                                 --------------

               (ii) The aggregate amount to be withdrawn from
                    the Insurance Reserve Amount, deposited
                    into the Collection Account and applied
                    against the aggregate amount of the
                    Insurance Deductible ......................  $   147,287.75
                                                                 --------------

              (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited into the
                    Insurance Reserve Amount on the related
                    Deposit Date ..............................       $3,600.00
                                                                 --------------

               (iv) The Insurance Reserve Amount as of the end
                    of the Due Period(i+ii+iii) is ............  $ 1,819,817.94
                                                                 --------------

          (b)  The Available Cash Reserve Amount

                (i) The Required Cash Reserve Amount (assuming
                    all withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 3,720,300.00
                                                                 --------------

               (ii) The Available Cash Reserve Amount available
                    for deposit to the Collection Account on
                    the related Deposit Date (prior to any
                    withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 1,375,438.36
                                                                 --------------

              (iii) The amount to be deposited to (withdrawn
                    from) the Available Cash Reserve Amount
                    with respect to the current Distribution
                    Date is ...................................  $      -0-
                                                                 --------------

               (iv) The Available Cash Reserve Amount available
                    for deposit to the Collection Account on
                    the related Deposit Date (after any
                    withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 1,375,438.36
                                                                 --------------

          (c)  The total Cash Reserve Account as of the end of
               the Due Period (after giving effect to the
               deposits and withdrawals in (a) and (b) above)
               is .............................................  $ 3,195,256.30
                                                                 --------------


     12.  Available Funds.

          (a)  The amount of Available Funds with respect to
               the related Due Period was .....................  $ 2,092,272.53
                                                                 --------------

          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that were
               retained in the Collection Account was .........  $    68,317.88
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account and
               transferred to the Collection Account for the
               Due Period on the related Deposit Date was .....  $    27,633.39
                                                                 --------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was .................  $ 2,188,223.80
                                                                 --------------

          (e)  The amount of Available Funds used to purchase
               additional Auto Loans during the related Due
               Period was .....................................  $      -0-
                                                                 --------------

          (f)  The amount of Available Funds and interest
               earned on the Collection Account remaining after
               the purchase of additional Auto Loans with
               respect to the related Due Period [d-e] is .....  $ 2,188,223.80
                                                                 --------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ...........................  $   114,793.85
                                                                 --------------

          (b)  The amount of the aggregate Monthly Subrogation
               Amount to be paid to the Master Administrator on
               such Distribution date is ......................  $      -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator Fee to
               be paid to the Master Administrator on such
               Distribution Date is ...........................  $    37,109.74
                                                                 --------------

          (d)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable is ...................................  $   198,764.96
                                                                 --------------

          (e)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificates is ................  $ 1,379,426.93
                                                                 --------------

          (f)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders [d+e] is ....................  $ 1,578,191.89
                                                                 --------------

          (g)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Seller Certificate at the
               Certificate Rate is ............................  $    24,238.44
                                                                 --------------

          (h)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               a reduction of principal with respect to the
               Seller Certificate is ..........................  $   339,436.32
                                                                 --------------

          (i)  The amount to be deposited (withdrawn) from the
               Cash Reserve Account is ........................  $      -0-
                                                                 --------------

          (j)  The amount to be retained in the Collection
               Account with respect to the Partial Payment
               Amount is ......................................  $    94,453.56
                                                                 --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in (g) and (h)) is .................  $      -0-
                                                                 --------------

          (l)  The total amount of the distribution to be made
               to the Seller Certificateholders [g+h+k] is ....  $   363,674.77
                                                                 --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               January 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $32,694,565.38
                                                                 --------------

          (b)  The Seller Certificate Principal Balance as of
               January 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the related Distribution Date) was ..........  $ 3,815,724.44
                                                                 --------------


     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of February, 1996.


                                   NAFCO INC.
                                     as Master Administrator



                                       By: /s/ Kevin M. Micucci
                                           ---------------------------------
                                           Name:  Kevin M. Micucci
                                           Title: Vice President of Finance

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 16, 1996


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 16, 1996


           In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of January 31, 1996 [the close of business on the last day of the Due Period]

              Number of Days        Number of              Aggregate Principal
                Delinquent          Auto Loans            Balance of Auto Loans
                ----------          ----------            ---------------------

              current (0-29)           2,703                  $ 31,536,296
                   30 - 59               254                     3,140,733
                   60 - 89                87                     1,015,366
                   90 - 120               59                       730,188
                  over 120               261                     2,372,660
                                       -----                  ------------
              Totals:                  3,364                  $ 38,795,243
                                       =====
              Aggregate Principal Balance of Defaulted
                Auto Loans at January 31, 1996                  (2,467,948)
                                                              ------------
              Aggregate Principal Balance allocable
                to Certificateholders                         $ 36,327,295
                                                              ============


     2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was .................  $ 1,643,515.06
                                                                 --------------

          (b)  The total amount of Recoveries on Defaulted Auto
               Loans collected on the Auto Loans and deposited
               into the Collection Account for the Due Period
               was ............................................  $   252,475.61
                                                                 --------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was [a+b] .......................  $ 1,918,849.10
                                                                 --------------

     3.   Defaulted Auto Loans.

           Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of              Aggregate Principal
                  Auto Loans            Balance of Auto Loans
                  ----------            ---------------------

                      45                    $575,528.34

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

               The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable stated on the basis of $1,000 Initial
               Principal Amount is ............................  $         5.34
                                                                 --------------

          (b)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificate on the basis of
               $1,000 Initial Principal Amount is .............  $        37.08
                                                                 --------------

          (c)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ....................  $        42.42
                                                                 --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 16, 1996

     Calculation of Required Cash Reserve Amount as of the February 20, 1996 Distribution Date.

      (i) The Investor Certificate Principal Balance equals $37,203,000.

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $3,720,300.

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

          -----------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                    For the March 20, 1996 Distribution Date

           For the period beginning on February 1, 1996 and ending on
                      February 29, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is March 18, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to February 1, 1996
               was ............................................       .87881529
                                                                 --------------

          (b)  The Pool Factor with respect to February 29,
               1996 was .......................................       .84674288
                                                                 --------------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               February 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $32,694,565.38
                                                                 --------------

          (b)  The Seller Certificate Principal Balance as of
               February 1, 1995 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $ 3,815,724.44
                                                                 --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is .......................            3.10%
                                                                 --------------

          (b)  The Three Month Delinquency Ratio is ...........            3.13%
                                                                 --------------

          (c)  The Gross Loss Ratio is ........................            9.19%
                                                                 --------------

          (d)  The Three Month Gross Loss Ratio is ............           14.62%
                                                                 --------------

          (e)  The percentage of eligible claims on the ALPI
               policy not paid in a timely manner is(*) .......           14.90%
                                                                 --------------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is .............           10.00%
                                                                 --------------


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $59,315.28 of claims which are currently in dispute. Such disputed claims represent 6% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the Servicer
               on the related Distribution Date is ............  $   110,124.18
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of prior Due Periods
               is .............................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid or payable
               to the Servicer in respect of such Due Period
               [a+b] is .......................................  $   110,124.18
                                                                 --------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on the
               related Distribution Date is ...................  $      -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior Due
               Periods is .....................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in respect
               of such Due Period [a+b] is ....................  $      -0-
                                                                 --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on the
               related Distribution Date is ...................  $    29,849.55
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior Due
               Periods is .....................................  $      -0-

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in respect
               of such Due Period [a+b] is ....................  $    29,849.55
                                                                 --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

                (i) The Insurance Reserve Amount as of the
                    first day of the Due Period ...............  $ 1,819,817.94
                                                                 --------------

               (ii) The aggregate amount to be withdrawn from
                    the Insurance Reserve Amount, deposited
                    into the Collection Account and applied
                    against the aggregate amount of the
                    Insurance Deductible ......................  $   141,532.93
                                                                 --------------

              (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited into the
                    Insurance Reserve Amount on the related
                    Deposit Date ..............................  $      -0-
                                                                 --------------

               (iv) The Insurance Reserve Amount as of the end
                    of the Due Period(i+ii+iii) is ............  $ 1,678,285.01
                                                                 --------------

          (b)  The Available Cash Reserve Amount

                (i) The Required Cash Reserve Amount (assuming
                    all withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 3,269,456.54
                                                                 --------------

               (ii) The Available Cash Reserve Amount available
                    for deposit to the Collection Account on
                    the related Deposit Date (prior to any
                    withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 1,375,438.36
                                                                 --------------

              (iii) The amount to be deposited to (withdrawn
                    from) the Available Cash Reserve Amount
                    with respect to the current Distribution
                    Date is ...................................  $   151,313.65
                                                                 --------------

               (iv) The Available Cash Reserve Amount available
                    for deposit to the Collection Account on
                    the related Deposit Date (after any
                    withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 1,526,752.01
                                                                 --------------

          (c)  The total Cash Reserve Account as of the end of
               the Due Period (after giving effect to the
               deposits and withdrawals in (a) and (b) above)
               is .............................................  $ 3,205,037.02
                                                                 --------------


     12.  Available Funds.

          (a)  The amount of Available Funds with respect to
               the related Due Period was .....................  $ 2,002,553.13
                                                                 --------------

          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that were
               retained in the Collection Account was .........  $    94,453.56
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account and
               transferred to the Collection Account for the
               Due Period on the related Deposit Date was .....  $    21,121.74
                                                                 --------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was .................  $ 2,118,128.43
                                                                 --------------

          (e)  The amount of Available Funds used to purchase
               additional Auto Loans during the related Due
               Period was .....................................  $      -0-
                                                                 --------------

          (f)  The amount of Available Funds and interest
               earned on the Collection Account remaining after
               the purchase of additional Auto Loans with
               respect to the related Due Period [d-e] is .....  $ 2,118,128.43
                                                                 --------------

     13.  Disbursements to be made on the related Distribution Date.

          The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ...........................  $   110,124.18
                                                                 --------------

          (b)  The amount of the aggregate Monthly Subrogation
               Amount to be paid to the Master Administrator on
               such Distribution date is ......................  $      -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator Fee to
               be paid to the Master Administrator on such
               Distribution Date is ...........................  $    29,849.55
                                                                 --------------

          (d)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable is ...................................  $   190,718.30
                                                                 --------------

          (e)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificates is ................  $ 1,193,190.08
                                                                 --------------

          (f)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders [d+e] is ....................  $ 1,383,908.38
                                                                 --------------

          (g)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Seller Certificate at the
               Certificate Rate is ............................  $    22,258.39
                                                                 --------------

          (h)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               a reduction of principal with respect to the
               Seller Certificate is ..........................  $   315,571.63
                                                                 --------------

          (i)  The amount to be deposited (withdrawn) to the
               Cash Reserve Account is ........................  $   151,313.65
                                                                 --------------

          (j)  The amount to be retained in the Collection
               Account with respect to the Partial Payment
               Amount is ......................................  $   105,102.65
                                                                 --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in (g) and (h)) is .................  $      -0-
                                                                 --------------

          (l)  The total amount of the distribution to be made
               to the Seller Certificateholders [g+h+k] is ....  $   337,830.02
                                                                 --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               February 29, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $31,501,375.31
                                                                 --------------

          (b)  The Seller Certificate Principal Balance as of
               February 29, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the related Distribution Date) was ..........  $ 3,500,152.81
                                                                 --------------


     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of March, 1996.


                                   NAFCO INC.
                                         as Master Administrator



                                       By: /s/ Kevin M. Micucci
                                          ------------------------------------
                                          Name:  Kevin M. Micucci
                                          Title:    Vice President of Finance

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1996


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1996


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of February 29, 1996 [the close of business on the last day of the Due Period]

               Number of Days        Number of             Aggregate Principal
                Delinquent          Auto Loans            Balance of Auto Loans
                ----------          ----------            ---------------------

                  current (0-29)       2,613                  $ 30,067,210
                       30 - 59           250                     2,997,882
                       60 - 89            97                     1,164,625
                       90 - 120           60                       725,913
                      over 120           268                     2,448,987
                                       -----                  ------------
                  Totals:              3,288                  $ 37,404,617
                                       =====
                  Aggregate Principal Balance of Defaulted
                    Auto Loans at February 29, 1996             (2,403,089)
                                                              ------------
                  Aggregate Principal Balance allocable
                    to Certificateholders                     $ 35,001,528
                                                              ============


     2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was .................  $ 1,544,018.93
                                                                 --------------

          (b)  The total amount of Recoveries on Defaulted Auto
               Loans collected on the Auto Loans and deposited
               into the Collection Account for the Due Period
               was ............................................  $   306,352.18
                                                                 --------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was [a+b] .......................  $ 1,850,371.11
                                                                 --------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of             Aggregate Principal
                  Auto Loans           Balance of Auto Loans
                  ----------           ---------------------

                       30                    $380,001.34

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

          The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable stated on the basis of $1,000 Initial
               Principal Amount is ............................  $         5.13
                                                                 --------------

          (b)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificate on the basis of
               $1,000 Initial Principal Amount is .............  $        32.07
                                                                 --------------

          (c)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ....................  $        37.20
                                                                 --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1996

     Calculation of Required Cash Reserve Amount as of the March 20, 1996 Distribution Date.

      (i) The Investor Certificate Principal Balance equals $32,694,565.38.

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $3,269,456.54

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

           -----------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                    For the April 22, 1996 Distribution Date

             For the period beginning on March 1, 1996 and ending on
                        March 31, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is April 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to March 1, 1996
               was ............................................       .84674288
                                                                 --------------

          (b)  The Pool Factor with respect to March 31, 1996
               was ............................................       .80849686
                                                                 --------------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               March 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $31,501,375.30
                                                                 --------------

          (b)  The Seller Certificate Principal Balance as of
               March 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $ 3,500,152.81
                                                                 --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is .......................            2.94%
                                                                 --------------

          (b)  The Three Month Delinquency Ratio is ...........            2.99%
                                                                 --------------

          (c)  The Gross Loss Ratio is ........................           19.91%
                                                                 --------------

          (d)  The Three Month Gross Loss Ratio is ............           14.37%
                                                                 --------------

          (e)  The percentage of eligible claims on the ALPI
               policy not paid in a timely manner is(*) .......            9.79%
                                                                 --------------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is .............           10.00%
                                                                 --------------


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,546.95 of claims which are currently in dispute. Such disputed claims represent 5% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the Servicer
               on the related Distribution Date is ............  $   124,014.74
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of prior Due Periods
               is .............................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid or payable
               to the Servicer in respect of such Due Period
               [a+b] is .......................................  $   124,014.74
                                                                 --------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on the
               related Distribution Date is ...................  $      -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior Due
               Periods is .....................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in respect
               of such Due Period [a+b] is ....................  $      -0-
                                                                 --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on the
               related Distribution Date is ...................  $    30,168.13
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior Due
               Periods is .....................................  $      -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in respect
               of such Due Period [a+b] is ....................  $    30,168.13
                                                                 --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

                (i) The Insurance Reserve Amount as of the
                    first day of the Due Period ...............  $ 1,678,285.02
                                                                 --------------

               (ii) The aggregate amount to be withdrawn from
                    the Insurance Reserve Amount, deposited
                    into the Collection Account and applied
                    against the aggregate amount of the
                    Insurance Deductible ......................  $   258,453.79
                                                                 --------------

              (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited into the
                    Insurance Reserve Amount on the related
                    Deposit Date ..............................  $      -0-
                                                                 --------------

               (iv) The Insurance Reserve Amount as of the end
                    of the Due Period(i+ii+iii) is ............  $ 1,419,831.23
                                                                 --------------

          (b)  The Available Cash Reserve Amount

                (i) The Required Cash Reserve Amount (assuming
                    all withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 3,150,137.53
                                                                 --------------

               (ii) The Available Cash Reserve Amount available
                    for deposit to the Collection Account on
                    the related Deposit Date (prior to any
                    withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 1,526,752.03
                                                                 --------------

              (iii) The amount to be deposited to (withdrawn
                    from) the Available Cash Reserve Amount
                    with respect to the current Distribution
                    Date is ...................................  $   250,125.38
                                                                 --------------

               (iv) The Available Cash Reserve Amount available
                    for deposit to the Collection Account on
                    the related Deposit Date (after any
                    withdrawals or deposits to be made with
                    respect to the current Distribution Date
                    are made) is ..............................  $ 1,776,877.41
                                                                 --------------

          (c)  The total Cash Reserve Account as of the end of
               the Due Period (after giving effect to the
               deposits and withdrawals in (a) and (b) above)
               is .............................................  $ 3,196,708.64
                                                                 --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with respect to
               the related Due Period was .....................  $ 2,169,961.17
                                                                 --------------

          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that were
               retained in the Collection Account was .........  $   105,102.65
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account and
               transferred to the Collection Account for the
               Due Period on the related Deposit Date was .....  $    22,561.54
                                                                 --------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was .................  $ 2,297,625.36
                                                                 --------------

          (e)  The amount of Available Funds used to purchase
               additional Auto Loans during the related Due
               Period was .....................................  $      -0-
                                                                 --------------

          (f)  The amount of Available Funds and interest
               earned on the Collection Account remaining after
               the purchase of additional Auto Loans with
               respect to the related Due Period [d-e] is .....  $ 2,297,625.36
                                                                 --------------

     13.  Disbursements to be made on the related Distribution Date.

               The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ...........................  $   124,014.74
                                                                 --------------

          (b)  The amount of the aggregate Monthly Subrogation
               Amount to be paid to the Master Administrator on
               such Distribution date is ......................  $      -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator Fee to
               be paid to the Master Administrator on such
               Distribution Date is ...........................  $    30,168.13
                                                                 --------------

          (d)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable is ...................................  $   183,758.02
                                                                 --------------

          (e)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificates is ................  $ 1,422,866.60
                                                                 --------------

          (f)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders [d+e] is ....................  $ 1,606,624.62
                                                                 --------------

          (g)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Seller Certificate at the
               Certificate Rate is ............................  $    20,417.56
                                                                 --------------

          (h)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               a reduction of principal with respect to the
               Seller Certificate is ..........................  $   158,096.29
                                                                 --------------

          (i)  The amount to be deposited (withdrawn) to the
               Cash Reserve Account is ........................  $   250,125.38
                                                                 --------------

          (j)  The amount to be retained in the Collection
               Account with respect to the Partial Payment
               Amount is ......................................  $   108,178.64
                                                                 --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in (g) and (h)) is .................  $      -0-
                                                                 --------------

          (l)  The total amount of the distribution to be made
               to the Seller Certificateholders [g+h+k] is ....  $   178,513.85
                                                                 --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               March 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was ............................................  $30,078,508.70
                                                                 --------------

          (b)  The Seller Certificate Principal Balance as of
               March 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the related Distribution Date) was ..........  $ 3,342,056.52
                                                                 --------------


        15.    Events of Administrator Termination.

               No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of April, 1996.


                                   NAFCO INC.
                                      as Master Administrator



                                      By: /s/ Kevin M. Micucci
                                          -----------------------------------
                                          Name:  Kevin M. Micucci
                                          Title: Vice President of Finance

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 17, 1996


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 17, 1996


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of March 31, 1996 [the close of business on the last day of the Due Period]

                 Number of Days      Number of             Aggregate Principal
                   Delinquent       Auto Loans            Balance of Auto Loans
                   ----------       ----------            ---------------------

                  current (0-29)       2,561                  $ 28,883,161
                       30 - 59           226                     2,720,922
                       60 - 89            86                     1,006,895
                       90 - 120           62                       736,163
                      over 120           280                     2,482,982
                                       -----                  ------------
                  Totals:              3,215                  $ 35,830,123
                                       =====
                  Aggregate Principal Balance of Defaulted
                    Auto Loans at March 31, 1996                (2,409,558)
                                                              ------------
                  Aggregate Principal Balance allocable
                    to Certificateholders                     $ 33,420,565
                                                              ============

     2.   Total Amounts Collected during the Due Period and
          Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was .................  $ 1,578,385.96
                                                                 --------------

          (b)  The total amount of Recoveries on Defaulted Auto
               Loans collected on the Auto Loans and deposited
               into the Collection Account for the Due Period
               was ............................................  $   330,045.43
                                                                 --------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was [a+b] .......................  $ 1,908,431.39
                                                                 --------------

     3.   Defaulted Auto Loans.

           Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of             Aggregate Principal
                  Auto Loans           Balance of Auto Loans
                  ----------           ---------------------

                      45                    $576,575.12

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

               The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable stated on the basis of $1,000 Initial
               Principal Amount is ............................  $         4.94
                                                                 --------------

          (b)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificate on the basis of
               $1,000 Initial Principal Amount is .............  $        38.25
                                                                 --------------

          (c)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ....................  $        43.19
                                                                 --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 17, 1996

     Calculation of Required Cash Reserve Amount as of the April 22, 1996 Distribution Date.

      (i) The Investor Certificate Principal Balance equals $31,501,375.30.

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $3,150,137.53

           For purposes of this Annex C, the following term shall have the following meaning:

   "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.